UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 2, 2026

PVH CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-07572	13-1166910
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

285 Madison Avenue, New York, New York	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212)-381-3500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 par value	PVH	New York Stock Exchange
4.125% Senior Notes due 2029	PVH29	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 2, 2026, the Board of Directors (the “Board”) of PVH Corp. (the “Company”) appointed Frits Dirk van Paasschen, 65, to the Board, effective immediately. Mr. van Paasschen brings extensive board experience across consumer, retail and technology businesses. He serves on the boards of DSM-Firmenich, Amadeus IT Group and Williams-Sonoma, and until recently served on the board of J.Crew.

Mr. van Paasschen spent more than a decade as a Fortune 500 CEO at global consumer and lifestyle brands, including Starwood Hotels and Resorts Worldwide and Coors Brewing Company, leading growth, innovation and expansion across both companies. He also held several leadership positions at Nike, ultimately becoming General Manager of the company’s EMEA region, where he helped grow revenue and double profits during his tenure, and in Disney’s Consumer Products Division. Early in his career, he served retail and consumer clients at Boston Consulting Group and McKinsey & Company. He holds a BA in Economics and Biology from Amherst College and an MBA from Harvard Business School.

The Board determined that Mr. van Paasschen qualifies as independent under the New York Stock Exchange listing standards and the applicable requirements of the Securities and Exchange Commission.

The appointment of Mr. van Paasschen is in connection with the Board’s ongoing refreshment process, as supported by the Nominating, Governance & Management Development Committee.

There is no arrangement or understanding between Mr. van Paasschen and any other person pursuant to which he was selected as a director, nor are there any transactions between the Company and Mr. van Paasschen or any of his immediate family members that require disclosure pursuant to Item 404(a) of Regulation S-K.

The Company issued a press release on November 2, 2026 announcing Mr. van Paasschen’s Board appointment. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements And Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release dated November 2, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 2, 2026	PVH CORP.

	By:	/s/ Elisheva Hirshman
Elisheva Hirshman
Chief Legal Officer and Secretary

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